Exhibit 10.15

EMMIS COMMUNICATIONS CORPORATION

2012 RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I

ESTABLISHMENT OF THE PLAN AND TRUST

1.01 EMMIS COMMUNICATIONS CORPORATION (the “Company”) hereby establishes the 2012 Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this 2012 Retention Plan and Trust Agreement (the “Agreement”).

1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of the Plan is to retain personnel of experience and ability in positions by providing Employees with a proprietary interest in the Company and its Subsidiaries as compensation for their contributions to the Company and the Subsidiaries and as an incentive to make such contributions in the future. Additionally, the Plan is intended to provide retention for Employees, in part due to prior reductions in base salaries, the lack of merit increases in base salaries for the current fiscal year and the increase of Employees’ share of benefits costs. Each Grantee of an Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of an Award hereunder. Notwithstanding anything in this Plan to the contrary, it is the intention of Company that this Plan constitute a “Bonus Program” within the meaning of ERISA Regulation Section 2510.3-2(c) and therefore is exempt from the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the Committee and the Board are expressly authorized to make any amendment necessary to comply with this intent.

ARTICLE III

DEFINITIONS

As used in the Plan, terms defined parenthetically immediately after their use have the respective meanings provided by such definitions and the terms set forth below have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

3.01 “Affiliate” means, with respect to a specified person, a person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the person specified.

3.02 “Award” means a right granted under this Plan to a Grantee to receive a Payout, subject to the service based requirement in Section 7 of the Plan and the other terms and conditions of the Plan.

3.03 “Beneficiary” means the person or persons designated by a Grantee to receive any benefits payable under the Plan in the event of such Grantee’s death. Such person or persons, if any, shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Grantee’s surviving spouse, if any, or if none, his or her estate.

3.04 “Board” means the Board of Directors of the Company.

3.05 “Bonus Pool” means the 400,000 shares of Preferred Stock that are contributed to the Trust pursuant to Section 5.01.

3.06 “Change in Control” means any of the following: (i) any person or group (other than a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary, and other than Jeffrey H. Smulyan or an Affiliate of Mr. Smulyan) becomes after the Effective Date the beneficial owner of 35% or more of either the then outstanding Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors, except that (A) no such person or group shall be deemed to own beneficially any securities acquired directly from the Company pursuant to a written agreement with the Company unless such person or group subsequently becomes the beneficial owner of additional Common Stock or voting securities of the Company other than pursuant to a written agreement with the Company, and (B) no Change in Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then outstanding common shares of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote in the election of directors are then beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the Common Stock and voting securities of the Company immediately before such acquisition in substantially the same proportion as their ownership, immediately before such acquisition, of the outstanding Common Stock and the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors; (ii) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote or written consent of at least two-thirds of the directors then comprising the Incumbent Directors shall be considered as though such individual were an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act); (iii) approval by the shareholders of the Company of (A) a merger, reorganization or consolidation with respect to which the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately before such merger, reorganization or consolidation do not, after such merger, reorganization or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote in the election of directors of the corporation resulting from such merger, reorganization or consolidation, (B) a liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company; or (iv) such other event(s) or circumstance(s) as are determined by the Committee to constitute a Change in Control. Notwithstanding the foregoing provisions of this definition, a Change in Control of the Company shall be deemed not to have occurred with respect to any Grantee, if such Grantee is, by written agreement executed prior to such Change in Control, a participant on such Grantee’s own behalf in a transaction in which the persons (or their Affiliates) with whom such Grantee has the written agreement Acquire the Company (as defined below) and, pursuant to the written agreement, the Grantee has an equity interest in the resulting entity or a right to acquire such an equity interest. For the purposes of this definition, “Acquire the Company” means the acquisition of beneficial ownership by purchase, merger, or otherwise, of either more than 50% of the Common Stock (such percentage to be computed in accordance with Rule 13d-3(d)(1)(i) of the SEC under the Exchange Act) or substantially all of the assets of the Company or its successors; “person” means such term as used in Rule 13d-5 of the SEC under the Exchange Act; “beneficial owner” means such term as defined in Rule 13d-3 of the SEC under the Exchange Act; and “group” means such term as defined in Section 13(d) of the Exchange Act.

3.07 “Class A Common Stock” means the Class A Common Stock of the Company, par value $.01 per share.

3.08 “Class B Common Stock” means the Class B Common Stock of the Company, par value $.01 per share.

3.09 “Code” means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of the Code shall include references to successor provisions.

3.10 “Committee” means the Compensation Committee of the Board or such other committee or subcommittee appointed by the Board or the Compensation Committee.

3.11 “Common Stock” means shares of the Company’s Class A Common Stock, or shares of the Company’s Class B Common Stock.

3.12 “Director” means a member of the Board of Directors of the Company.

3.13 “Eligible Compensation” means the annual base salary, as in effect on the Vesting Date with respect to a Grantee, provided that in no event shall Eligible Compensation be greater than $50,000 with respect to any Grantee. With respect to a Grantee that is compensated on a commission basis, annual base salary shall mean the average compensation which the employee received whether as base salary or commission during the 12 month period prior to the Effective Date.

3.14 “Total Eligible Compensation” means the Eligible Compensation, as in effect on the Vesting Date with respect to all Grantees (for the avoidance of doubt, Eligible Compensation shall not exceed $50,000 for any Grantee.

3.15 “Effective Date” means the day upon which a majority of the shareholders of the Company entitled to vote approve this Plan (and the related Trust).

3.16 “Employee” means any person who is employed by the Company or a Subsidiary, in each case in the United States, but excluding (i) any “executive officer” of the Company (as defined in Section 3b-7 of the Exchange Act) and (ii) any employee that works on a part –time basis for the Company.

3.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under, the Exchange Act shall include references to successor provisions.

3.18 “Grantee” means an Employee who receives an Award under the Plan.

3.19 “Insolvent” means (i) the inability of the Company to pay its debts as they become due or (ii) the Company being the subject to a pending proceeding as a debtor under the provisions of Title 11 of the United States Code (Bankruptcy Code).

3.20 “including” means “including, without limitation.”

3.21 “Non-Employee Director” means a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.

3.22 “Parent” means any corporation, partnership or limited liability company (other than the Company) in an unbroken chain of corporations, partnerships or limited liability companies ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations, partnerships or limited liability companies other than the Company owns stock, general partnership interests or membership interests, as the case may be, possessing a majority of the total combined voting power of all classes of stock, general partnership interests or membership interests, as the case may be (whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency), in one of the other corporations, partnerships or limited liability companies in such chain.

3.23 “Payout” means with respect to each Grantee, the product of (x) the Percentage multiplied by (y) the Bonus Pool. The Payout shall be paid solely in Stock.

3.24 “Percentage” means, with respect to each Grantee, the quotient of (x) Eligible Compensation divided by (y) Total Eligible Compensation.

3.25 “Preferred Stock” means shares of the Company’s 6.25% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share.

3.26 “SEC” means the Securities and Exchange Commission.

3.27 “Stock” means Preferred Stock or Common Stock

3.28 “Subsidiary” means any corporation, partnership or limited liability company (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Award under the Plan, each of the corporations, partnerships or limited liability companies other than the last corporation, partnership or limited liability company in the unbroken chain owns stock, general partnership interests or membership interests, as the case may be, possessing a majority of the total combined voting power of all classes of stock, general partnership interests or membership interests, as the case may be (whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency), in one of the other corporations, partnerships or limited liability companies in such chain.

3.29 “Termination of Employment” means a cessation of a business relationship with the Company or its Subsidiaries which occurs with respect to an employee of the Company or a Subsidiary, the first day an individual is for any reason entitled to severance payments under the Company’s or any Subsidiary’s personnel policies or is no longer employed by the Company or any of its Subsidiaries, or, with respect to an individual who is an employee of a corporation constituting a Subsidiary, the first day such corporation is no longer a Subsidiary.

3.30 “Trustee” means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

3.31 “Vesting Date” means the second anniversary of the Effective Date.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01 Administration

(a) General. The Plan shall be administered by the Committee, which shall consist of persons who are appointed by the Board. Notwithstanding the requirements contained in the immediately preceding sentence, the Board or the Committee may, in its discretion, delegate to a committee or subcommittee of the Board or the Committee any or all of the authority and responsibility of the Committee. Such other committee or subcommittee may consist of two or more directors who may, but need not, be officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board or the Committee has delegated to such other committee or subcommittee the authority and responsibility of the Committee pursuant to the foregoing, all references to the Committee in the Plan shall be to such other committee or subcommittee. Notwithstanding the foregoing, the Board shall at all times have the right to make Awards, administer the Plan, and otherwise exercise the authority of the Committee under the Plan, and to the extent the Board does so, references to the Committee in the Plan shall be to the Board.

(b) Authority of the Committee. The Committee shall have full power and final authority, in its discretion, but subject to the express provisions of the Plan, as follows: (i) to select Grantees, (ii) to grant Awards, (iii) to determine when Awards may be granted, (iv) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan, (v) to prescribe, amend, and rescind rules relating to the Plan, including rules with respect to the nonforfeitability of Awards upon the Termination of Employment of a Grantee, (vi) to determine the terms and provisions of any written agreement by which an Award may be granted and, to modify any such Award at any time, with the consent of the Grantee when required, (vii) to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award, (viii) to make such adjustments or modifications to Awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan, and (ix) to impose such additional conditions, restrictions, and limitations upon the grant, or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate.

(c) Determinations of the Committee; No Liability. The determination of the Committee on all matters relating to the Plan or any Award or Payout shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

4.03 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he reasonably believed to be in the best interests of the Company and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, the Company shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Company shall obtain an agreement that the Company will be repaid if such member is later determined not to be entitled to such indemnification.

4.04 Compliance with Laws and Regulations; Securities Laws.

(a) Compliance. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable.

(b) Legend and Investment Representation. If the Committee deems necessary to comply with the Securities Act of 1933, or any rules, regulations or other requirements of the SEC or any stock exchange or automated quotation system, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock, or that the Stock be subject to such stock transfer orders and other restrictions as the Committee may deem necessary or advisable.

(c) Postponement by Committee. If based upon the opinion of counsel for the Company, the Committee determines that the nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities law or (ii) the listing requirements of any national securities exchange or the requirements of any automated quotation system on which are listed or quoted any of the Company’s equity securities, then the Committee may postpone any such nonforfeitability or delivery, as the case may be, but the Company shall use reasonable and good faith efforts to cause such nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

(d) No Obligation to Register or List. The Company shall be under no obligation to register the Stock with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

ARTICLE V

CONTRIBUTIONS

5.01 Amount of Contributions. On or prior to the Effective Date, the Company shall contribute 400,000 shares of Preferred Stock to the Trust established under this Plan. No contributions by Employees shall be permitted.

5.02 Investment of Trust Assets;. Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust’s assets primarily in Stock.

ARTICLE VI

ELIGIBILITY; ALLOCATIONS

6.01 Awards. Awards may be made to such Employees as may be selected by the Board or the Committee.

6.02 Form of Allocation. The Board or the Committee shall promptly notify the Grantee in writing of the grant of the Award, and the terms of the Award. The Board or the Committee shall maintain records as to all grants of Awards under the Plan. For the avoidance of doubt, prior to the Vesting Date, the Committee can grant Awards to Grantees and such grants will dilute and therefore reduce the potential Payouts of existing Grantees.

6.03 Allocations Not Required to any Specific Employee. No Employee shall have any right or entitlement to receive an Award hereunder, with such Awards being at the total discretion of the Board or the Committee.

ARTICLE VII

EARNING AND DISTRIBUTION OF PAYOUT; NO VOTING RIGHTS

7.01 Earning Payouts; Forfeitures.

(a) General Rules. Subject to the terms hereof, Awards shall be earned by a Grantee on the Vesting Date, subject to the Grantee’s continued employment with the Company on the Vesting Date. If the Grantee has a Termination of Employment prior to the Vesting Date for any reason or no reason, Grantee shall forfeit the right to any Award and shall not receive a Payout.

(b) Exception for Change in Control; Death/Disability, Sale. Notwithstanding the general rule contained in Section 7.01(a), if there is a Change in Control prior to the Vesting Date, the Committee may, in its sole discretion, determine that the date of the Change in Control shall be deemed the Vesting Date. Notwithstanding the general rule contained in Section 7.01(a) if there is a sale or other disposition by the Company of a radio station, magazine or other business unit, or the Grantee dies or is disabled, in each case prior to the Vesting Date, the Committee, in its sole discretion may provide for accelerated vesting and/or an accelerated Payout, in each case to the extent such accelerated vesting and/or Payout does not result in adverse tax consequences under Code Section 409A, as further set forth in Section 9.13 hereof.

7.02 Distribution of Payout.

(a) Timing of Distributions: General Rule. Subject to the provisions of Section 7.03 hereof, Payouts earned shall be distributed to the Grantee or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned, but in no event later than 30 days after the Vesting Date.

(b) Form of Distributions. All Payouts, shall be distributed in the form of Stock; provided that no fractional shares shall be distributed pursuant to this Plan and any such fractional shares shall be paid in cash.

7.03 Mandatory Withholding.

(a) The Trustee shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy all federal, state and local withholding tax requirements related to the Payout, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan, or (iii) any combination of the foregoing. The Trustee shall pay over to the Company or any Subsidiary which employs or employed such Grantee any such amount withheld from or paid by the Grantee or Beneficiary.

(b) Elective Withholding.

(i) Election by Grantee. Subject to Section 7.03(b)(ii), if the Trustee does not require withholding pursuant to Section 7.03(a)(ii), then a Grantee may elect the withholding (“Share Withholding”) by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the Payout becoming nonforfeitable (each a “Taxable Event”) equal to: (i) the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event; or (ii) with the Committee’s prior approval, a greater amount, not to exceed the estimated total amount of such Grantee’s tax liability with respect to the Taxable Event.

(ii) Restrictions. Each Share Withholding election by a Grantee shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions: (i) a Grantee’s right to make such an election shall be subject to the Committee’s right to revoke such right at any time before the Grantee’s election or before the Vesting Date ; (ii) the Grantee’s election must be made before the date (the “Tax Date”) on which the amount of tax to be withheld is determined; (iii) the Grantee’s election shall be irrevocable by the Grantee; and (iv) in the event that the Tax Date is deferred until six months after the delivery of Stock under Section 83(b) of the Code, the Grantee shall receive the full amount of Stock with respect to which the exercise occurs, but such Grantee shall be unconditionally obligated to tender back to the Company the proper number of shares of Stock on the Tax Date.

7.04 NonAlienation; Restrictions. Awards (and rights to Payouts) may not be sold, assigned, alienated, anticipated, pledged, transferred, encumbered, gifted, hypothecated or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Grantee or his or her Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Payout except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Payout in order to restrict the transfer of the distributed Payout for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate. No Grantee or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Company or any Subsidiary be subject to any claim for benefits hereunder.

7.05 Voting . All shares of Stock held by the Trust shall be voted by the Trustee in its discretion. Grantees of Awards shall have no voting rights until the Payout is earned and distributed pursuant to the terms of the Award. The Trustee shall comply with any voting agreement that is made by the Company in connection with the contribution of the 400,000 shares of Preferred Stock, as set forth in Section 5.01.

ARTICLE VIII

TRUST

8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Plan.

8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is appropriate to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a) To invest up to one hundred percent (100%) of all Trust assets in Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Stock from the Company or from any other source, and such Stock so purchased may be outstanding, newly issued, or treasury shares.

(b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

(c) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(d) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

(e) To employ brokers, agents, custodians, consultants and accountants.

(f) To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

(g) To hold funds and securities representing the amounts to be distributed to a Grantee or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

8.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company or, in the discretion of the Company, the Trust.

8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Company shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

8.06 Trust Fund Subject to Claims of Creditors. Notwithstanding anything to the contrary, the Trust shall at all times remain subject to the claims of the Company’s general creditors under federal and state law in the event the Company becomes Insolvent. Unless the Trustee has actual knowledge that the Company is Insolvent or has received notice from the Company or a person claiming to be a creditor of the Company alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent.

ARTICLE IX

MISCELLANEOUS

9.01 Substituted Awards. If the Committee cancels any Award (granted under this Plan), and a new Award is substituted for the canceled Award, then the Committee may, in its discretion, determine the terms and conditions of the new Award; provided that (i) the new Award shall not contain any terms or conditions that would cause the Award to constitute deferred compensation under Code Section 409A, and (ii) no Award shall be canceled without the consent of the Grantee if the terms and conditions of the new Award to be substituted are not at least as favorable as the terms and conditions of the Award to be canceled.

9.02 Nature of Payments. Unless otherwise determined by the Committee, any and all grants, or deliveries of shares of Stock hereunder, including the Payout, shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries, or (ii) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

9.03 Non-Uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Awards as to (i) the identity of the Grantees, (ii) the terms and provisions of Awards, and (iii) the treatment upon Terminations of Employment for Grantees. Notwithstanding the foregoing, the Committee’s interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

9.04 Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as it may deem desirable, including the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

9.05 Adjustments. The Committee may make equitable adjustment of all matters relating to the Plan and any Awards, including the type of securities or property, if any, to be paid in connection with any Award, all in such manner as may be determined by the Committee in its discretion in order to prevent dilution or enlargement of the rights of any Grantee pursuant to any Award under the Plan, to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, reclassification, merger, consolidation, asset spin-off, reorganization, or similar event of or by the Company.

9.06 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. Termination of this Plan shall not affect Awards previously granted, and such Awards shall remain valid and in effect until they have been fully earned or expire or are forfeited in accordance with their terms.

9.07 No Employment Rights. Neither the establishment of the Plan, nor the granting of any Award or Payout shall be construed to (i) give any Grantee the right to remain employed by or affiliated with the Company or any of its Subsidiaries or to any benefits not specifically provided by the Award, or (ii) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate this Plan or any of its employee benefit plans. No obligation of the Company or any of its Subsidiaries as to the length of any Grantee’s employment by or affiliation with the Company or any Subsidiary shall be implied by the terms of the Plan, any grant of an Award hereunder or any Payout. The Company and its Subsidiaries reserve the same rights to terminate employment of or sever its relationship with any Grantee as existed before the Grant Date.

9.08 Applicable Law. The validity, construction, interpretation and administration of the Plan and Trust and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of Indiana, but without giving effect to the principles of conflicts of laws thereof. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced shall be governed by the laws of the State of Indiana, without giving effect to the principles of conflicts of laws thereof, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

9.09 Construction. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

9.10 Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

9.11 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Company and prior to the termination of the Plan.

9.12 Term of Plan. This Plan shall remain in effect until the earlier of (i) five (5) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Grantees and Beneficiaries of all the assets of the Trust.

9.13 Code Section 409A. All Awards under the Plan are intended to be exempt from the provisions of Code Section 409A. Every provision of the Plan shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded. In the event that, notwithstanding such intent, an Award granted hereunder constitutes “deferred compensation” within the meaning of Code Section 409A, then, notwithstanding any other provision of the Plan or the applicable Award, (i) any amount that is payable under such Award on account of separation from service to a “specified employee,” as defined in Code Section 409A(a)(2)(B)(i), will not be paid earlier than the date that is six (6) month’s following the specified employee’s separation from service; (ii) the determination of which individuals are “specified employees” will be made in accordance with such rules and practices, consistent with Code Section 409A and interpretive regulations, as are established from time to time by the Board , or its designee, in its discretion (iii) the Grantee will not be treated as having terminated employment or service until that individual has incurred a separation from service within the meaning of Code Section 409A; (iv) no event will be treated as a Change in Control with respect to that Award unless it constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Code Section 409A(a)(2)(A)(v); (v) no acceleration of payment will be permitted with respect to the Award to the extent it would result in taxes or penalties under Code Section 409A; and (vi) to the extent any other terms of the Plan or the applicable Award would subject the Grantee to gross income inclusion, interest, or additional tax pursuant to Code Section 409A, those terms are to that extent superseded by, and shall be adjusted to the minimum extent necessary to satisfy, the applicable Code Section 409A standards. Notwithstanding the foregoing, each Grantee is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Grantee in connection with this Plan including any taxes and penalties under Code Section 409A, and the Company shall not have any obligation to indemnify or otherwise hold such Grantee harmless from any or all of such taxes or penalties

9.14 Tax Status of Trust. It is intended that the Trust established hereby be treated as a Grantor Trust of the Company under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers and the initial Trustee of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 2nd day of April 2012.

EMMIS COMMUNICATIONS CORPORATION		TRUSTEE:

By:	/s/ J. Scott Enright	By:	/s/ Jeffrey H. Smulyan
	Name: J. Scott Enright		Jeffrey H. Smulyan
Title: Executive Vice President,
General Counsel and Secretary

Signature Page to 2012 Retention Plan and Trust Agreement